UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A
(RULE 14A-101)

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF

THE SECURITIES EXCHANGE ACT OF 1934

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Preliminary Proxy Statement

Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

X	Definitive Proxy Statement

Definitive Additional Materials

Soliciting Material under Rule 14a-12

JEWETT-CAMERON TRADING COMPANY LTD.
Name of Registrant as Specified in Its Charter

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1.

Title of each class of securities to which transaction applies:

N/A______________________________________________________________

2.

Aggregate number of securities to which transaction applies:

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3.

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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4.

Proposed maximum aggregate value of transaction:

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5.

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Fee paid previously with preliminary materials.

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

6.

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7.

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9.

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JEWETT-CAMERON TRADING COMPANY LTD.
32275 NW Hillcrest
P.O. Box 1010
North Plains, Oregon 97133 USA
Telephone (503) 647-0110
Facsimile (503) 647-2272

NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS
TO BE HELD AT 10:00 A.M. ON FEBRUARY 17, 2023

The 2023 Annual General Meeting of the Shareholders of Jewett-Cameron Trading Company Ltd. (the "Company") will be held via live video internet conference at www.zoom.com with a meeting ID of 857 9581 9210 and an access code of nXWH5k, on Friday, February 17, 2023, at 10:00 a.m. (Pacific Standard Time), for the following purposes:

1.

To receive the audited financial statements of the Company for the year ended August 31, 2022 and the report of the auditors thereon;

2.

To fix the number of directors at eight;

3.

To elect directors for the ensuing year;

4.

To appoint Davidson & Company LLP, Chartered Accountants, as auditors of the Company for the ensuing year and to authorize the directors to fix the auditor's remuneration;

5.

To confirm, ratify and approve all actions of the directors and officers carried out on behalf of the Company during the preceding year;

6.

To vote, on an advisory basis, on the compensation of the Company's Named Executive Officers as set forth in the Compensation of Executive section of the Information Circular accompanying this Notice;

7.

To vote, on an advisory basis, on the frequency with which the Company should conduct future shareholder advisory votes on the compensation of the Company's Named Executive Officers;

8.

To consider any permitted amendments to or variations of any matter identified in this Notice; and

9.

To transact any such other business as may properly be brought before the Meeting or any adjournment thereof.

Please note that, as the Meeting will be held virtually, it is the responsibility of shareholders to ensure that they have a stable connection to participate in the Meeting. No party is liable if a shareholder is unable to access the Meeting.

DATED at Vancouver, British Columbia, this 11th day of January, 2023.

BY ORDER OF THE BOARD OF DIRECTORS

 /s/ Chad Summers

Chad Summers

President, CEO and Director

The Proxy Statement and Information Circular dated January 11, 2023 form a part of the Proxy and Annual Report on Form 10-K accompany this Notice. The Proxy Statement and Information Circular contain details of matters to be considered at the Meeting.

THE MEETING WILL BE ONLY HELD VIRTUALLY AND SHAREHOLDERS WILL NOT BE ABLE TO ATTEND THE MEETING IN PERSON. ANY SHAREHOLDER WHO WISHES TO ENSURE THAT SUCH SHAREHOLDER'S SHARES WILL BE VOTED AT THE MEETING IS REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED FORM OF PROXY, OR ANOTHER SUITABLE FORM OF PROXY, AND DELIVER IT IN ACCORDANCE WITH THE INSTRUCTIONS SET OUT IN THE FORM OF PROXY AND IN THE INFORMATION CIRCULAR.

Jewett-Cameron Trading Company Ltd.

32275 NW Hillcrest
P.O. Box 1010
North Plains, Oregon, USA 97133
Telephone (503) 647-0110
Facsimile (503) 647-2272

INFORMATION CIRCULAR

Scheduled Mail Date: January 19, 2023

In this Proxy Statement and Information Circular, all references to "$" are references to United States dollars and all references to "C$" are references to Canadian dollars. As at January 11, 2023, one Canadian dollar was equal to approximately $0.74 in U.S. Currency.

Solicitation of Proxies

This proxy statement and information circular (the “Information Circular”) is furnished in connection with the solicitation of proxies by the management of Jewett-Cameron Trading Company Ltd. (the “Company”) for use at the annual general meeting of shareholders (the "Shareholders") of the Company (the “Meeting”) to be held via live video internet conference at www.zoom.com with a meeting ID of 857 9581 9210 and an access code of nXWH5k, on Friday, February 17, 2023, at 10:00 a.m. (Pacific Standard Time) and any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual General Meeting of Shareholders.

The solicitation of proxies will be primarily by mail, but proxies may be solicited personally or by telephone by directors, officers and regular employees of the Company. All costs of this solicitation will be borne by the Company. The Company has made arrangements for intermediaries to forward solicitation materials to the beneficial owners of the Common Shares held of record by those intermediaries and the Company may reimburse the intermediaries for reasonable fees and disbursements incurred by them in so doing.

Notice of the Meeting was provided to the securities commissions in each jurisdiction where the Company is a reporting issuer under applicable securities laws.

In this Information Circular, references to the “Company”, “we” and “our” refer to Jewett-Cameron Trading Company Ltd. “Common Shares” means common shares in the authorized share structure of the Company. “Beneficial Shareholders” means Shareholders who do not hold Common Shares in their own name and “intermediaries” refers to brokers, investment firms, clearing houses and similar entities that own securities on behalf of Beneficial Shareholders.

Date of Information Circular

Information contained in this Information Circular is given as at January 11, 2023, unless otherwise indicated.

GENERAL PROXY INFORMATION

Revocability of Proxies

In addition to revocation in any other manner permitted by law, a registered shareholder who has given a proxy may revoke it by either:

(a)

executing a proxy bearing a later date; or

(b)

executing a valid notice of revocation, either of the foregoing to be executed by the registered shareholder or the shareholder’s authorized attorney in writing, or, if the shareholder is a company, under its corporate seal by an officer or attorney duly authorized, and by depositing the Proxy bearing a later date with Computershare Investor Services Inc., or at the address of the registered office of the Company at 700 - 401 West Georgia Street, Vancouver, British Columbia, V6B 5A1, at any time up to and including the last business day that precedes the day of the Meeting or, if the Meeting is adjourned, the date that precedes any reconvening thereof, or to the chair of the Meeting on the day of the Meeting or any reconvening thereof, or in any other manner provided by law; or

(c)

by the registered shareholder personally attending the Meeting and voting the registered shareholder’s Common Shares.

A revocation of a proxy will not affect a matter on which a vote is taken before the revocation.

Appointment of Proxyholders

A shareholder entitled to vote at the Meeting may, by means of a proxy, appoint a proxyholder or one or more alternate proxyholders, who need not be Shareholders, to attend and act at the Meeting for the shareholder on the shareholder’s behalf.

The individuals named in the accompanying form of proxy (the “Proxy”) are directors and/or officers of the Company (the “Management Designees”). If you are a shareholder entitled to vote at the Meeting, you have the right to appoint a person, who need not be a shareholder, to attend and act for you and on your behalf at the Meeting other than either of the Management Designees. You may do so either by inserting the name of that other person in the blank space provided in the Proxy or by completing and delivering another suitable form of proxy.

A proxy will not be valid unless the completed, signed and dated form of proxy is delivered to the office of Computershare Investor Services Inc., at 8th Floor, 100 University Avenue, Toronto, Ontario, M5J 2Y1, or by fax within North America to 1-866-249-7775 and outside North America to (416) 263-9524, or by telephone to 1-866-732-VOTE (8683) Toll Free or internet at www.investorvote.com, not less than 48 hours (excluding Saturdays, Sundays and holidays) before the Meeting or the adjournment thereof at which the Proxy is to be used.

Exercise of Discretion

The Management Designees named in the Proxy will vote or withhold from voting the shares represented thereby in accordance with the instructions of the shareholder on any ballot that may be called for. The Proxy will confer discretionary authority on the nominees named therein with respect to:

(a)

each matter or group of matters identified therein for which a choice is not specified other than the appointment of an auditor and the election of directors,

(b)

any amendment to or variation of any matter identified therein, and

(c)

any other matter that properly comes before the Meeting.

In respect of a matter for which a choice is not specified in the Proxy, the Management Designees will vote the Common Shares represented by the Proxy at their own discretion for the approval of such matter.

As of the date of this Information Circular, management of the Company knows of no amendment, variation or other matter that may come before the Meeting, but if any amendment, variation or other matter properly comes before the Meeting, each Management Designee intends to vote thereon in accordance with the Management Designee’s best judgment.

Proxy Voting Options

If you are a registered Shareholder, you may elect to submit a proxy in order to vote whether or not you are able to attend the Meeting in person. In order to vote by mail, you must complete, date and sign the Proxy and return it to the Company’s transfer agent, Computershare Investor Services Inc., at 8th Floor, 100 University Avenue, Toronto, Ontario, Canada M5J 2Y1, or by fax within North America to 1-866-249-7775 and outside North America to (416) 263-9524, or by telephone to 1-866-732-VOTE (8683) Toll Free or internet at www.investorvote.com, at any time up to and including 10:00 a.m. (Pacific Time) on February 15, 2023.

Advice to Beneficial Holders of Common Shares

The information set forth in this section is of significant importance to many Shareholders, as a substantial number of Shareholders do not hold Common Shares in their own name. Beneficial Shareholders should note that only Proxies deposited by Shareholders whose names appear on the records of the Company as the registered holders of Common Shares can be recognized and acted upon at the Meeting.

If Common Shares are listed in an account statement provided to a shareholder by a broker, then in almost all cases those Common Shares will not be registered in the shareholder’s name on the records of the Company. Such Common Shares will more likely be registered under the names of the shareholder’s broker or an agent of that broker. In the United States, the vast majority of such shares are registered under the name of Cede & Co. as nominee for The Depositary Trust Company (which acts as depositary for many U.S. brokerage firms and custodian banks), and in Canada under the name of CDS & Co. (the registration name for The Canadian Depository for Securities Limited, which acts as nominee for many Canadian brokerage firms).

Intermediaries are required to seek voting instructions from Beneficial Shareholders in advance of Shareholders’ meetings unless the Beneficial Shareholders have waived the right to receive meeting materials. Every intermediary has its own mailing procedures and provides its own return instructions to clients, which should be carefully followed by Beneficial Shareholders in order to ensure that their Common Shares are voted at the Meeting.

If you are a Beneficial Shareholder, the form of proxy supplied to you by your broker (or its agent) is similar to the form of Proxy provided to registered Shareholders by the Company. However, its purpose is limited to instructing the intermediary how to vote on your behalf. The majority of brokers now delegate responsibility for obtaining instructions from clients to Broadridge Communications Solutions Canada (“Broadridge”) in the United States and in Canada. Broadridge mails a voting instruction form in lieu of a proxy provided by the Company. The voting instruction form will name the Management Designees to represent you at the Meeting. You have the right to appoint a person (who need not be a shareholder of the Company), other than the persons designated in the voting instruction form, to represent you at the Meeting. To exercise this right, you should insert the name of the desired representative in the blank space provided in the voting instruction form. The completed voting instruction form must then be returned to Broadridge by mail or facsimile or given to Broadridge by phone or over the internet, in accordance with Broadridge’s instructions. Broadridge then tabulates the results of all instructions received and provides appropriate instructions respecting the voting of Common Shares to be represented at the Meeting. If you receive a voting instruction form from Broadridge, you cannot use it to vote Common Shares directly at the Meeting. It must be returned to Broadridge well in advance of the Meeting in order to have the Common Shares voted.

Although, as a Beneficial Shareholder, you may not be recognized directly at the Meeting for the purposes of voting Common Shares registered in the name of your broker (or agent of your broker), you may attend at the Meeting as proxyholder for your broker and vote the Common Shares in that capacity. If you wish to attend at the Meeting and indirectly vote your Common Shares as proxyholder for your broker or have a person designated by you to do so, you should enter your own name, or the name of the person you wish to designate, in the blank space on the voting instrument form provided to you and return the same to your broker (or your broker’s agent) in accordance with the instructions provided by your broker (or agent), well in advance of the Meeting.

Alternatively, you may request in writing that your broker send you a legal Proxy which would enable you, or a person designated by you, to attend at the Meeting and vote your Common Shares.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

None of the directors or executive officers of the Company, nor any person who has held such a position since the beginning of the last completed financial year end of the Company, nor any proposed nominee for election as a director of the Company, nor any associate or affiliate of the foregoing persons, has any material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, in any matter to be acted on at the Meeting other than as disclosed herein.

VOTING SECURITIES AND PRINCIPAL HOLDERS OF VOTING SECURITIES

The board of directors (the “Board”) of the Company has fixed January 11, 2023, as the record date (the “Record Date”) for determination of persons entitled to receive notice of the Meeting. Only Shareholders of record at the close of business on the Record Date who either attend the Meeting personally or complete, sign and deliver a form of proxy in the manner and subject to the provisions described above will be entitled to vote or to have their Common Shares voted at the Meeting.

The Company is authorized to issue 21,567,564 Common Shares without par value and 10,000,000 preferred shares without par value of the Company. As of Record Date, the Company had outstanding 3,498,899 fully paid and non-assessable Common Shares without par value, each Common Share carrying the right to one vote, and no outstanding preferred shares. The Company has no other classes of voting securities except the Common Shares.

To the knowledge of the Directors and executive officers of the Company, only the following shareholders owned, directly or indirectly, or exercised control or direction over, shares carrying more than 10% of the outstanding voting rights of the Company:

Shareholder Name	Number of Shares Beneficially Owned, Controlled or Directed, Directly or Indirectly(1)(2)	Percentage of Outstanding Shares
Oregon Community Foundation	1,068,534	30.5%

(1)	This information was supplied to the Company from insider reports and beneficial ownership reports filed with the SEC as well as SEDI, and from the beneficial shareholders themselves.
(2)

The holdings represent registered and beneficial ownership, and for the purposes hereof, beneficial ownership is presumed where sole voting and dispositive power is declared without disclaiming ownership.

FINANCIAL STATEMENTS

The audited financial statements of the Company for the year ended August 31, 2022, together with the Auditors' Report thereon, will be presented to the Shareholders at the Meeting.

In addition, the following documents have been filed with the securities commissions or similar regulatory authority in British Columbia and Ontario and are specifically incorporated by reference into, and form an integral part of, this Information Circular:

(a)

audited financial statements for the year ended August 31, 2022;

(b)

auditors report thereon; and

(c)

management's discussion and analysis for the year ended August 31, 2022.

Copies of documents incorporated herein by reference may be obtained by Shareholders upon request and without charge from the Company at P.O. Box 1010, North Plains, Oregon, USA 97133, Attention: Charles Hopewell, President, CEO and Interim CFO. These documents are also available online through the Internet under the Company's SEDAR profile, which can be accessed at www.sedar.com, and on EDGAR, which can be accessed at www.sec.gov.

VOTES NECESSARY TO PASS RESOLUTIONS

Except as otherwise described in this Information Circular, a simple majority of affirmative votes cast at the Meeting is required to pass the resolutions described herein. At least a two-thirds majority of affirmative votes cast by disinterested shareholders at the Meeting are required to pass the special resolutions described herein. If there are more nominees for election as directors or appointment of the Company's auditor than there are vacancies to fill, those nominees receiving the greatest number of votes will be elected or appointed, as the case may be, until all such vacancies have been filled. If the number of nominees for election or appointment is equal to the number of vacancies to be filled all such nominees will be declared elected or appointed by acclamation.

VOTING PROCEDURE

Quorum

A quorum for the transaction of business at the Meeting is at least two persons who are, or who represent by proxy, shareholders who, in the aggregate, hold at least 5% of the issued shares entitled to be voted at the Meeting.

Broker Non-Votes

Broker non-votes occur when a person holding shares through a bank or brokerage account does not provide instructions as to how their shares should be voted and the broker does not exercise discretion to vote those shares on a particular matter. Broker non-votes will be included in determining the presence of quorum at the Meeting. However, a broker non-vote will not have any effect on the outcome for the election of directors.

Fix the Number of Directors

This resolution sets the number of directors at eight to sit on the Board for the ensuing year. You may vote "for" or "against."

Election of Directors

Directors must be elected by a majority of the votes present at the Meeting and entitled to be cast in the election. As a shareholder, you may vote “for” or “withhold”.

Ratification of the Appointment of the Auditors

The appointment of the auditors is ratified if a majority of the votes present at the Meeting vote “for” the proposal. You may vote “for” or “withhold.”

Acts and Deeds of Directors and Officers

All actions of the directors and officers carried out on behalf of the Company during the preceding year will be approved, if a majority of the votes present at the Meeting vote “for” the proposal. You may vote “for” or “against.”

Advisory Vote on the Approval of Executive Compensation

Approval, on an advisory basis, of the compensation of the Company’s named executive officers if a majority of the votes present at the Meeting vote “for” the proposal. You may vote “for” or “against.”

Advisory Vote on the Frequency of Holding an Advisory Vote on Executive Compensation

To vote, on an advisory basis, on the frequency with which the Company should conduct future shareholder advisory votes on named executive officer compensation. You may select a frequency of "one year", "two years", "three years" or "withhold".

Voting on Permitted Amendments or Variations of and any Other Matter that properly comes before the Meeting

Any permitted amendments to or variations of and the approval of any other matters that may be submitted at the Meeting will be approved, if a majority of the votes present at the Meeting vote “for” the proposal. You may vote “for” or “against.”

Proxyholders

Common Shares for which the Proxy is properly executed and returned will be voted upon at the Meeting in accordance with the directions noted thereon or, in the absence of directions, will be voted as follows: "FOR" the fixing of the number of directors at four; "FOR" the election of each of the nominees to the Board that are named in this Information Circular; "FOR" the ratification to appoint Davidson & Company LLP, Chartered Accountants as independent auditors of the Company for the ensuing financial year ending August 31, 2023; "FOR" the approval of all acts, deeds and business done by, and proceedings of, the directors and officers of the Company on behalf of the Company during the preceding year; “FOR” the approval of executive compensation; for a frequency of “ONE YEAR” with which the Company should conduct future shareholder advisory votes on named executive officer compensation; “FOR” the approval of any permitted amendments to or variations of any matter submitted at the Meeting; and “FOR” the approval to transact such further or other business as may properly come before the Meeting. It is not expected that any matters other than those referred to in this Information Circular will be brought before the Meeting. If, however, other matters are properly presented, the persons named as Proxyholders will vote in accordance with their discretion with respect to such matters.

PARTICULARS OF MATTERS TO BE ACTED UPON

Recommendation of the Board

The Board unanimously recommends that Shareholders vote in favour of all resolutions.

PROPOSAL ONE: FIX NUMBER OF DIRECTORS
PROPOSAL TWO: ELECTION OF DIRECTORS

The Board currently consists of eight (8) directors. Management proposes to fix the number of directors of the Company at eight (8) and to nominate the persons listed below for election as directors.

The term of office of each of the current directors will end at the conclusion of the Meeting. Unless the director's office is earlier vacated in accordance with the provisions of the British Columbia Business Corporations Act or the Articles of the Company, each director elected will hold office until the conclusion of the next annual general meeting of the Company, or, if no director is then elected, until a successor is elected.

Management does not contemplate that any of the nominees will be unable to serve as a director. In the event that prior to the Meeting any vacancies occur in the slate of nominees herein listed, it is intended that discretionary authority shall be exercised by the person named in the proxy as nominee to vote the Common Shares represented by proxy for the election of any other person or persons as directors.

The following table sets out the names of the management nominees; their positions and offices in the Company; principal occupations; the period of time that they have been directors of the Company; and the number of Common Shares of the Company which each beneficially owns or over which control or direction is exercised:

Nominee Position with the Company and Province/State and Country of Residence	Occupation, Business or Employment(2)	Director of the Company Since	Committee Membership	Common Shares Beneficially Owned, Directly or Indirectly, or Over Which Control of Direction is Exercised(1)
CHARLES HOPEWELL Director and Board Chair Oregon, USA	Mr. Hopewell has been a director of the Company since February 2017. He also served as President, CEO and Interim CFO of the Company from February 2017 to January 1, 2022. He is also the Chief Operating Officer of the Jewett-Cameron companies. He has also served as CEO of Sunset Manufacturing Inc. from 2012 to 2016 and Chief Operating Officer of Aluminute Corporation from 2006 to 2012.	February 9, 2017	None	21,288
CHRIS KARLIN Director Oregon, USA	Mr. Karlin has been a director of the Company since December 2018. He is a retired Senior Vice President and Manager of U.S. Bank’s National Government Banking Division from 2005 to 2014. He joined U.S. Bank in 1993 as a Relationship Manager in the National Corporate Division. He has also served as a Regional Manager for the Treasury Management Division in Minneapolis.	December 26, 2018	Audit and Compensation Committee	450
SARAH JOHNSON Director Oregon, USA	Ms. Johnson has been a director of the Company since July 2017. She is currently Global Raw Materials Planning Manager at Columbia Sportswear. Previously, she served as Global Buying Manager beginning in May 2014, the Business Process Analyst III - Functional Lead from April 2013 to April 2014 and prior to that was a Business Process Analyst II from November 2010 to April 2013 for Columbia Sportswear.	July 24, 2017	Audit and Compensation Committee	450
MICHAEL C. NASSER Director Oregon, USA	Mr. Nasser has been a director of the Company since May 2019. He also served as Corporate Secretary of the Company from July 9, 1987 to December 12, 2022.	May 28, 2019	None	168
GEOFFREY GUILFOY Director Oregon, USA	Mr. Guilfoy has been a director of the Company since August 2019. He was also previously a director of the Company from May 2017 to December 2018.	August 8, 2019	Audit and Compensation Committee	450
MICHELLE WALKER Director Oregon, USA	Ms. Walker has been a director of the Company since June 2021. She was previously CEO of Sock It to Me, Inc. She also held several senior positions with PepsiCo, including Senior Director and GM of the Lays and Ruffles brands.	June 4, 2021	None	125
CHAD SUMMERS Director, President and CEO Oregon, USA	Mr. Summers has been a director of the Company since November 2022. He joined the Company in 2019, and has also been the President of the Company since May 2021 and CEO of the Company since January 1, 2022.	November 6, 2022	None	5,378
MIKE HENNINGSEN Director Washington, USA

Mr. Henningsen has been a director of the Company since December 2022. From 1999 to 2018, he was Chairman & President of Henningsen Cold Storage headquartered in Hillsboro Oregon with logistics facilities in six states. He currently serves on the Boards of Parr Lumber Company, Willamette Windows, and the Southwest Washington Chapter of the American Red Cross.

		December 9, 2022	None	Nil

(1)

The number of shares beneficially owned by the proposed nominees for directors, directly or indirectly, is based on information furnished by Computershare Investor Services Inc., the registrar and transfer agent of the Company, by the nominees themselves or from insider reports available on EDGAR at www.sec.gov.

(2)

The information as to principal occupation, business or employment and Common Shares beneficially owned or controlled is not within the knowledge of the management of the Company and has been furnished by the respective nominees. Each nominee has held the same or a similar principal occupation with the organization indicated or a predecessor thereof for the last five years unless otherwise indicated.

Biographies

Charles E. Hopewell has over 36 years of experience in senior management positions with manufacturing companies, including serving as CEO of Sunset Manufacturing Inc and COO of Aluminite Corporation. In his past positions as COO or CEO, he has been involved in all organizational aspects, including sales and marketing, plant and equipment, personnel, and finance. He received a degree in Finance from the University of Oregon and an MBA from Willamette University’s Atkinson School of Management. Mr. Hopewell has also worked extensively in local and statewide workforce policy and K-12 CTE education at a Board level and continues his involvement with the Oregon CTE/STEM Employer Coalition as well as the local school district.

Chris Karlin began his banking career in 1980 culminating as the Senior Vice President and Manager of U.S. Bank’s National Government Banking Division from 2005 to 2014 and was responsible for the strategic vision of the group. He joined U.S. Bank in 1993 as a Relationship Manager in the National Corporate Division. He has also served as a Regional Manager for the Treasury Management Division in Minneapolis and had been with Government Banking since 2001, managing many parts of the Division. Prior to joining U.S. Bank, Chris was with Mitsubishi Bank, serving as Group Manager in its Chicago and Columbus offices, focusing on public finance and large corporate markets. Chris is a past Chair of the Oregon Bankers Association, serves as the Adviser for its Leadership Program and serves on the Board of the OBA's Education Foundation. Chris has degrees in Economics and Finance from Fort Hays State University (Kansas) and a Master of International Management from the Thunderbird School of International Management (Arizona).

Sarah Johnson has over 11 years of experience in supply chain management and best practices, including change management, brand strategy, ERP implementation, demand/supply planning and purchasing. She is currently the Global Raw Materials Planning Manager at Columbia Sportswear Co. where she has held various supply chain roles. She works extensively with international vendors, principally in Asia. She also supports globally diverse demand regions, as well as large and small brands. Her prior positions at Columbia included Global Buying Manager, Business Process Analyst and Senior Global Buyer. Ms. Johnson is a graduate of Gonzaga University in Spokane, Washington.

Michael C. Nasser has over 41 years of experience in sales and sales management and has worked in this capacity for the Company since its inception. Prior to this he worked for companies including Sunrise Forest Products and Oregon Pacific Industries. Mr. Nasser is a graduate of Portland State University.

Geoffrey Guilfoy is a management consultant with over 41 years of experience, including over 21 years in management consulting, 17 years in State Government management, and an additional 4 years in the private and non-profit sectors. Prior to founding Lumen Leaders LLC in 2013, he was the partner in charge of the management consulting group at AKT LLP, a regional CPA and business consulting firm. For 28 years, he was an Executive Professor at Willamette University’s Atkinson Graduate School of Management teaching courses on management consulting, nonprofit management, and government. He currently serves on the Board of Directors of Medical Teams International and is a former National Board Member of the Institute of Management Consultants USA, and a former Board Member of CoServe International. He has a Bachelor of Science, Management (Accounting) from San Jose State University and an MBA from Willamette University.

Michelle Walker is a business strategist in Portland with experience in brand development, organizational alignment, and building consumer brands, including both B2B and B2C businesses. Previously, she was CEO of Sock It to Me, Inc., a sock and underwear brand. She also held several senior positions with PepsiCo, including Senior Director and GM of the Lays and Ruffles brands where her responsibility included business strategy, brand positioning, product development, and sales strategy. Prior to joining PepsiCo, she was a Senior Consultant in Valuation Services with PricewaterhouseCoopers where she led business analysis and valuations for both business clients and Real Estate Investment Trusts. She received her bachelor’s degree in Economics and Psychology from the University of California, San Diego, and an MBA from the University of Texas McComb School of Business.

Chad Summers originally joined the Company in October 2019. He was appointed President in May 2021, CEO in January 2022, and was named a Director in November 2022. His prior experience includes participation in start-up ventures in both product and service industries and has a strong background in leadership, consulting, and support. He co-owned and led an international lumber brokering business similar to Jewett-Cameron’s Greenwood division. This experience provided him the opportunity to oversee and actively manage suppliers in China and throughout SE Asia. He also built a successful consulting practice dedicated to growing manufacturers in association with a west coast regional accounting firm which allowed him the opportunity to establish a deep network of manufacturers, professional services and support connections regionally.  He received his bachelor’s degree in Business Administration through the University of Puget Sound’s specialized Business Leadership Program with an emphasis on International Business.

Mike Henningsen has extensive experience in operations and logistics. From 1999 to 2018, Mr. Henningsen was Chairman & President of Henningsen Cold Storage, a fourth-generation family business founded in 1923 headquartered in Hillsboro Oregon with logistics facilities in six states. During this period, he also held a number of positions with the International Association of Refrigerated Warehouses (IARW), including Chairman in 2008-2009. Prior to joining the family business, he served as a business banker with Wells Fargo. Mr. Henningsen received both his Bachelors of Science in Business Management and his MBA from the University of Oregon. He currently serves on the Boards of Parr Lumber Company, Willamette Windows, and the Southwest Washington Chapter of the American Red Cross. He also serves as an advisor to the Professional Benefit Services Board in Salem and on the Board of Trustees of Pacific University in Forest Grove, Oregon and the Columbia River Maritime Museum in Astoria, Oregon.

All of the proposed directors are residents of the United States of America.

Involvement in Certain Legal Proceedings

To the knowledge of the Company, no proposed director is, or has, within the 10 years before the date of this Information Circular, been a director, chief executive officer or chief financial officer of any company that,

(a)

was subject to an order that was issued while the proposed director was acting in the capacity as director, chief executive officer or chief financial officer; or

(b)

was subject to an order that was issued after the proposed director ceased to be a director, chief executive officer or chief financial officer and which resulted from an event that occurred while that person was acting in the capacity as director, chief executive officer or chief financial officer.

To the knowledge of the company, no proposed director of the Company was, as at the date of the Information Circular, or has been within 10 years before the date of the Information Circular, a director or executive officer of any company (including Jewett-Cameron Trading Company Ltd.) that, while that person was acting in that capacity, or within a year of that person ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets.

No proposed director of the Company has, within the 10 years before the date of the information circular, become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or become subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold the assets of the proposed director.

No proposed director of the Company has been subject to (i) any penalties or sanctions imposed by a court relating to securities legislation or by a security regulatory authority or has entered into a settlement agreement with a securities regulatory authority, or (ii) any penalties or sanctions imposed by a court or regulatory body that would likely be considered important to a reasonable securityholder in deciding whether to vote for that proposed director.

SECURITY OWNERSHIP OF MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of the Company's common shares as of January 11, 2023 by:

(i)

each director of the Company;

(ii)

each of the Named Executive Officers of the Company; and

(iii)

all directors and executive officers as a group.

Except as noted below, the Company believes that the beneficial shareholders of the Common Shares listed below, based on information furnished by such shareholders, have sole voting and investment power with respect to such Common Shares.

Name and Address of Beneficial Owner	Shares Beneficially Owned(1)	Percentage of Shares Beneficially Owned
CHARLES HOPEWELL Director and Board Chair 2088 NE Josephine Drive Hillsboro, Oregon 97124 USA	21,288	0.61%
MICHAEL L. NASSER Director 3150 SW 72nd Street Portland, Oregon 97225 USA	168	< 0.01%
CHRIS KARLIN Director 1001 NW Lovejoy St, #611 Portland, Oregon 97209 USA	450	0.01%
SARAH JOHNSON Director 810 NE 22nd Avenue Portland, Oregon 97232 USA	450	0.01%
GEOFFREY GUILFOY Director 1260 Naito Parkway #704 Portland, Oregon 97209 USA	450	0.01%
MICHELLE WALKER Director 2090 Wellington Drive West Linn, Oregon 97068 USA	125	< 0.01%
MIKE HENNINGSEN Director 2015 SE Columbia River Dr. Vancouver, WA 98661 USA	Nil	N/A
CHAD SUMMERS Chief Executive Officer and Director 2615 Coeur D’Alene Drive West Linn, Oregon 97068 USA	5,378	0.15%
MITCH VAN DOMELEN Chief Financial Officer 17492 NW Country Drive Portland, Oregon 97229 USA	1,616	0.05%
All officers and directors (9 persons)	29,925	0.86%

(1)	Based on information obtained from publicly filed insider reports and from the Company.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors, executive officers and persons who own more than 10% of a registered class of the Company's securities to file with the SEC initial reports of ownership and reports of changes in ownership of Common Shares and other equity securities of the Company. Directors, executive officers and greater than 10% shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports they file.

To the best of the Company's knowledge, based solely on a review of the Forms 3, Forms 4 and Forms 5, furnished to it during its most recently completed financial year, the Company believes that during the financial year ended August 31, 2022, its directors, executive officers and greater than 10% shareholders complied with all Section 16(a) filing requirements of the Securities Exchange Act of 1934 except for five Form 4 reports for Directors related to the fiscal 2021 RSA grants, and two Form 3 reports  for newly appointed Officers that failed to be filed on a timely basis.

DIRECTORS AND EXECUTIVE OFFICERS

The following table contains information regarding the members and nominees of the Board and the Executive Officers of the Company as of the Record Date:

Name	Age	Position	Position Held Since
Charles Hopewell	66	Director Board Chair	February 2017 January 2022
Michael C. Nasser	76	Director	May 2019
Geoffrey Guilfoy	72	Director	August 2019
Sarah Johnson	43	Director	July 2017
Chris Karlin	61	Director	December 2018
Michelle Walker	48	Director	June 2021
Chad Summers	48	Chief Executive Officer President Director	January 2022 May 2021 November 2022
Mike Henningsen	60	Director	December 2022
Mitch Van Domelen	41	Chief Financial Officer Corporate Secretary	January 2022 December 2022

All of the officers and nominated directors identified above have consented to act as officers and/or directors of the Company.

RELATIONSHIPS AMONG DIRECTORS OR EXECUTIVE OFFICERS

There are no family relationships amongst any of the existing directors or executive officers of the Company.

BOARD OF DIRECTORS MEETINGS AND AUDIT COMMITTEE

During the period from December 31, 2021 and the date hereof, the Board held 10 directors’ meetings. All other matters which required board approval were unanimously consented to in writing by all of the directors of the Company.

Audit Committee

National Instrument 52-110 of the Canadian Securities Administrators (“NI 52-110”) requires the Company to disclose annually in its Information Circular certain information concerning the constitution of its audit committee (the “Audit Committee”) and its relationship with its independent auditors, as set forth in the following.

The Board has established an Audit Committee. The Audit Committee reports directly to the Board. The functions performed on behalf of the Board by the Audit Committee are summarized below.

The Audit Committee is responsible for recommending the appointment of independent accountants; reviewing the arrangement for and scope of the audit by independent accountants; reviewing the independence of the independent accountants; considering the adequacy of the system of internal accounting controls and reviewing any proposed corrective actions; reviewing and monitoring the Company's policies relating to ethics and conflicts of interests and discussing with management and the independent accountants the draft of annual and quarterly financial statements and other key accounting and/or reporting matters.

Charter

The Company has adopted a charter (the “Charter”) of the Audit Committee of the Board, which is attached as Schedule “A” to this Information Circular.

Composition

The current members of the Audit Committee are Sarah Johnson, Chris Karlin and Geoffrey Guilfoy (Chair). Mr. Karlin, Mr. Guilfoy and Ms. Johnson are independent members of the Audit Committee. All members of the Audit Committee must meet the "independence" tests under National Instrument 52-110 Audit Committees ("NI 52-110"). Within the meaning of NI 52-110, all of the members of the Audit Committee are considered to be financially literate.

In the course of its oversight of the Company's financial reporting process, the directors have: (1) reviewed and discussed with management the audited financial statements for the year ended August 31, 2022; (2) received the auditor's report from Davidson & Company LLP, Chartered Accountants, independent auditors, on the matters required to be discussed by Statement on Auditing Standards No. 61, “Communications with Audit Committees”; (3) received the written disclosures and the letter from the auditors required by Independence Standards Board Statement No. 1, “Independence Discussions with Audit Committee”; and (4) considered whether the provision of non-audit services by the auditors is compatible with maintaining their independence and has concluded that it is compatible at this time.

Based on the Audit Committee's foregoing review and discussions, the Board has concluded that the audited financial statements should be included in the Annual Report on Form 10-K for the year ended August 31, 2022 and filed with the SEC.

Relevant Education and Experience

All of the current members of the Audit Committee have financial experience and have served in senior management positions under which they have faced the breadth and level of complexity of issues which can reasonably be expected to be raised by financial statements of this Company. In such capacities, the members of the Audit Committee have developed an understanding of the accounting principles used by the Company in the preparation of its financial statements and those principles used in connection with the accounting for estimates, accruals and reserves and of internal controls and procedures used in the processes for financial reporting. See "Biographies".

Audit Committee Oversight

At no time since the commencement of the Company's most recently completed financial year was a recommendation of the Audit Committee to nominate or compensate an external auditor not adopted by the Board of Directors.

Pre-Approval Policies and Procedures

The Audit Committee has adopted specific policies and procedures for the engagement of non-audit services as described in the Company’s Audit Committee Charter.

Reliance on Certain Exemptions

At no time since the commencement of the Company's most recently completed financial year has the Company relied on the exemption in Section 2.4 of NI 52-110 (De Minimis Non-Audit Services), or an exemption from NI 52-110, in whole or in part, granted under Part 8 of NI 52-110.

External Auditor Service Fees

The Audit Committee has reviewed the nature and amount of the non-audited services provided by Davidson & Company LLP, Chartered Accountants, to the Company to ensure auditor independence. Fees incurred for audit and non-audit services in the last two fiscal years for audit fees are outlined in the following table:

Nature of Services	Fees Paid to Auditor in Year Ended August 31, 2022	Fees Paid to Auditor in Year Ended August 31, 2021
Audit Fees(1)	$90,000	$80,000
Audit-Related Fees(2)	$Nil	$Nil
Tax Fees(3)	$10,500	$10,850
All Other Fees(4)	$24,750	$29,900
Total	$125,250	$120,750

(1)

“Audit Fees” include fees necessary to perform the annual audit of the Company’s consolidated financial statements. Audit Fees include fees for review of tax provisions and for accounting consultations on matters reflected in the financial statements. Audit Fees also include audit or other attest services required by legislation or regulation, such as comfort letters, consents, reviews of securities filings and statutory audits.

(2)

“Audit-Related Fees” include services that are traditionally performed by the auditor. These audit-related services include employee benefit audits, due diligence assistance, accounting consultations on proposed transactions, internal control reviews and audit or attest services not required by legislation or regulation.

(3)

“Tax Fees” include fees for all tax services other than those included in “Audit Fees” and “Audit-Related Fees”. This category includes fees for tax compliance, tax planning and tax advice. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions, and requests for rulings or technical advice from tax authorities.

(4)	“All Other Fees” include all other non-audit services.

All Other Fees - Non-audit Services

Since the commencement of the Company's most recently completed financial year, the Audit Committee has approved all non-audit services provided by Davidson & Company LLP, Chartered Accountants, which non-audit services fees represented costs for the reviews of the Company's quarterly financial reporting on Form 10-Q. The cost to the Company for each review of the Form 10-Q was $8,250 for an aggregate total of $24,750 in fiscal 2022.

COMPENSATION OF EXECUTIVE OFFICERS

Compensation Discussion and Analysis

Compensation Committee

The Compensation Committee is currently composed of members Sarah Johnson, Chris Karlin and Geoffrey Guilfoy. All of the members are "independent directors" as defined under applicable Canadian securities laws at the relevant times. Prior to October 30, 2014, the Company did not have a Compensation Committee and the Board as a whole performed the equivalent functions. As at the end of the financial year ended August 31, 2022, the Committee was comprised of Geoffrey Guilfoy, Sarah Johnson and Chris Karlin (Chair).

As in prior years, judgments regarding executive compensation for fiscal 2022 have been primarily based upon the Board's assessment of each executive officer’s leadership performance and their potential to enhance long-term shareholder value. The Board relied mostly on each director's business acumen and was not bound by rigid guidelines, formulas or short-term changes in the share price when determining the amount and mix of elements regarding compensation payable for each executive officer.

Key factors that affect the Board’s overall decision include the nature and scope of the executive officers’ responsibilities, their effectiveness in leading the Company's initiatives to increase customer value as well as productivity and growth, ensure compliance with applicable state and federal laws and the ethics policies of the Company.

Based on all these factors, which the Board considers relevant in making its determination of compensation payable, and in light of the Company's strong financial and operating performance, the Board believes it has been in the shareholders’ best and long-term interests of the Company to ensure that the overall level of salary is commensurate with overall performance and in keeping with the Company's ability to retain key members of management team.

The Board’s decisions concerning specific elements of fiscal 2022 compensation for individual executive officers, including the Chief Executive Officer, includes consideration of the executive officer's level of responsibility, their overall performance and current salary. As noted above, in all cases, the specific decisions involving the fiscal 2022 executive officer's compensation are ultimately based upon the Board’s judgment about an individual executive officer’s performance, their potential for future contributions and, more importantly, whether each particular payment or award provides an appropriate incentive and recompense for a performance that will sustain and enhance long-term shareholder value.

Chad Summer’s Compensation Plan for serving as CEO is $275,000.

Mitch Van Domelen’s Compensation Plan for serving as CFO is $165,000.

PERFORMANCE GRAPH

The Company has voluntarily delisted its Common Shares on the Toronto Stock Exchange on October 11, 2012. The Company is listed on the NASDAQ Capital Market (U.S.) under the symbol JCTCF. The following graph compares the annual percentage change in the Company’s cumulative total shareholder return on its Common Shares with the cumulative total return on the S&P 500 Index (the “S&P 500”) over the period from August 31, 2017 through August 31, 2022. The graph illustrates the cumulative return on $100 investment in Common Shares made on August 31, 2017 as compared with the cumulative return on $100 investment in the S&P 500 made on August 31, 2017. Any dividends declared on Common Shares are assumed to be reinvested. The performance of the Common Shares of the Company as set out in the graph below does not necessarily indicate future price performance.

PERFORMANCE GRAPH NASDAQ
CUMULATIVE RETURN ($)
200
180
160
140
120
100
80
60
40
20
0
2017
2018
2019
2020
2021
2022
S&P 500
JCTCF

	2017	2018	2019	2020	2021	2022
JCTCF	100	125	115	108	152	91
S&P 500	100	117	118	142	183	160

Executive Compensation

In this section “Named Executive Officer” or "NEO" means the chief executive officer (the "CEO"), the chief financial officer (the "CFO") and each of the three most highly compensated executive officers, other than the CEO and CFO, who were serving as executive officers at the end of the most recently completed fiscal year and whose total compensation exceeds C$150,000 as well as any additional individuals for whom disclosure would have been provided except that the individual was not serving as an officer of the Company at the end of the most recently completed financial year end.

There are no other executive officers of the Company whose total compensation exceeded C$150,000 during the fiscal year ended August 31, 2022. The compensation paid to the Named Executive Officers for the three most recently completed financial years of the Company is as set out below:

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Share-based awards ($)	Option-based awards(1) ($)	Non-equity incentive plan compensation ($)		Pension value ($)	All other Compen-sation ($)(2)	Total Compen-sation ($)
					Annual incentive plans ($)	Long-term incentive plans ($)
Chad Summers(2)(5) CEO	2022 2021 2020	$266,667 N/A N/A	$30,428 N/A N/A	N/A N/A N/A	$39,572 N/A N/A	$ Nil N/A N/A	$Nil N/A N/A	$23,100 N/A N/A	$359,767 N/A N/A
Mitch Van Domelen(3) CFO	2022 2021 2020	$167,229 N/A N/A	$6,804 N/A N/A	N/A N/A N/A	$38,696 N/A N/A	$ Nil N/A N/A	$Nil N/A N/A	$19,106 N/A N/A	$231,835 N/A N/A
Charles Hopewell(4)(5)(6) Former CEO and Former Interim CFO	2022 2021 2020	$120,781 $275,000 $250,000	$528 $17,281 $ 49,843	N/A N/A N/A	$60,000 $70,103 $20,157	$ Nil $ Nil $ Nil	$ Nil $ Nil $ Nil	$29,600 $29,600 $28,600	$181,309 $390,995 $348,600
Michael C. Nasser(5)(7) Former Corporate Secretary	2022 2021 2020	$198,000 $198,000 $187,500	$ Nil $ Nil $ Nil	N/A N/A N/A	$75,000 $75,000 $75,000	$ Nil $ Nil $ Nil	$ Nil $ Nil $ Nil	$14,400 $14,400 $14,850	$287,400 $287,400 $277,350

(1)

The fair value of the option-based awards was determined on the grant date using the Black-Scholes option pricing model. The Company uses the Black-Scholes option pricing model because it is a widely used and generally accepted method of estimating the fair value of stock options for accounting purposes.

(2)	Chad Summers was appointed CEO on January 1, 2022.
(3)	Mitch Van Domelen was appointed CFO on January 1, 2022 and was appointed to the additional position of Corporate Secretary on December 12, 2022.
(4)	All other compensation for each Named Executive Officer is contributions made on their behalf to the 401(k) Plan.
(5)	Chad Summers, Charles Hopewell and Michael Nasser are also directors of the Company but receive no compensation for services as a director.
(6)

Share-based awards for Charles Hopewell for fiscal 2020 and 2021 are shares issued under the Company’s Restricted Share Plan as a portion of his annual bonus. The award for 2022 is for service as a Director.

(7)	Mr. Nasser resigned as Corporate Secretary effective December 12, 2022.

There was no other compensation paid to the Named Executive Officers during the most recently completed financial year ended August 31, 2022.

Outstanding Share-Based Awards and Option-Based Awards

The following tables provide information regarding all share-based and option-based awards outstanding as at August 31, 2022.

	Option-based Awards				Share-based Awards
Name (a)	Number of securities underlying unexercised options (#) (b)	Option exercise price ($) (c)	Option expiration date (d)	Value of unexercised in-the-money options(1) ($) (e)	Number of shares or units of shares that have not vested (#) (f)	Market or payout value of share-based awards that have not vested ($) (g)
Chad Summers(2) CEO	Nil	$ Nil	Nil	Nil	Nil	$ Nil
Mitch Van Domelen(3) CFO	Nil	$ Nil	Nil	Nil	Nil	$ Nil
Charles Hopewell(4) Former CEO and Former Interim CFO	Nil	$ Nil	Nil	Nil	Nil	$ Nil
Michael C. Nasser Corporate Secretary(5)	Nil	$ Nil	Nil	Nil	Nil	$ Nil

(1)

This amount is calculated based on the difference between the market value of the securities underlying the options at the end of the most recently completed financial year, which was $0, and the exercise or base price of the option.

(2)	Chad Summers was appointed CEO on January 1, 2022.
(3)	Mitch Van Domelen was appointed CFO on January 1, 2022 and was subsequently appointed to the additional position of Corporate Secretary on December 12, 2022.
(4)	Charles Hopewell was appointed CEO and Interim CFO on February 9, 2017 and resigned from both positions on January 1, 2022.
(5)	Mr. Nasser subsequently resigned as Corporate Secretary effective December 12, 2022.

Incentive Plan Awards - Value Vested or Earned During the Year

An "incentive plan" is any plan providing compensation that depends on achieving certain performance goals or similar conditions within a specified period. An "incentive plan award" means compensation awarded, earned, paid or payable under an incentive plan.

Name (a)	Option-based awards – Value vested during the year(1) ($) (b)	Share-based awards – Value vested during the year2) ($) (c)	Non-equity incentive plan compensation – Value earned during the year ($) (d)
Chad Summers(3) CEO	$Nil	$30,428	$39,572
Mitch Van Domelen(4) CFO	$Nil	$6,804	$38,696
Charles Hopewell(5) Former CEO and Former Interim CFO	$Nil	$528	$60,000
Michael C. Nasser(6) Corporate Secretary	$Nil	$Nil	$Nil

(1)

The fair value of the option-based awards was determined on the grant date using the Black-Scholes option pricing model. The Company uses the Black-Scholes option pricing model because it is a widely used and generally accepted method of estimating the fair value of stock options for accounting purposes.

(2)	The fair value of the share-based awards was determined using the closing price of the Company’s shares on the NASDAQ Stock Exchange on the grant date.
(3)	Chad Summers was appointed CEO on January 1, 2022.
(4)	Mitch Van Domelen was appointed CFO on January 1, 2022 and was subsequently appointed Corporate Secretary on December 12, 2022.
(5)	Charles Hopewell was appointed CEO and Interim CFO on February 9, 2017 and resigned from both positions on January 1, 2022.
(6)	Michael C. Nasser subsequently resigned as Corporate Secretary on December 12, 2022.

Termination of Employment, Change in Responsibilities and Employment Contracts

There are no employment contracts between the Company and the Named Executive Officers except as described under the heading "Management Contracts".

For the fiscal year ended August 31, 2022, there were no other compensatory plans, contracts or arrangements between the Company and any Named Executive Officer, where the Named Executive Officer is entitled to receive more than C$50,000 from the Company, including periodic payments or instalments, in the event of:

(a)

the resignation, retirement or any other termination of employment of the Named Executive Officer’s employment with the Company;

(b)

a change of control of the Company; or

(c)

a change of the Named Executive Officer’s responsibilities following a change in control.

Pension Arrangements

The Company does not have any pension arrangements in place for the Named Executive Officers.

COMPENSATION OF DIRECTORS

The Company currently has seven directors, two of which are also each a Named Executive Officer. For a description of the compensation paid to the Company's Named Executive Officer(s) who also act as directors as at the end of the financial year ended August 31, 2022, see "Summary Compensation Table".

Other than as disclosed elsewhere in this Information Circular, no director of the Company who is not a Named Executive Officer has received, during the most recently completed financial year, compensation pursuant to:

(a)

any standard arrangement for the compensation of directors for their services in their capacity as directors, including any additional amounts payable for committee participation or special assignments;

(b)

any other arrangement, in addition to, or in lieu of, any standard arrangement, for the compensation of directors in their capacity as directors except for the granting of stock options; or

(c)

any arrangement for the compensation of directors for services as consultants or experts.

The Company formerly had an Incentive Stock Option Plan. However, during the second quarter of fiscal 2020, the Board of Directors voted to terminate the Plan. As of December 23, 2021, the Company has no stock options outstanding. Under the Restricted Share Plan ratified by disinterested shareholders at the Annual General and Special Meeting held on February 8, 2019, the Company may grant restricted shares to directors, officers, employees and consultants of the Company from time to time.

The maximum number of restricted shares available for issuance under the Company’s Restricted Share Plan will not exceed 1% of the then issued and outstanding number of common shares of the Company at the time of the grant. As of August 31, 2022, the maximum number of shares available to be issued under the Restricted Share Plan was 20.361. During the year ended August 31, 2022 the Company issued 6,181 common shares (fiscal 2021 - 7,999) to Officers, Directors and Employees under the Restricted Share Plan. 4,515 (fiscal 2021 - 6,564) of these shares were issued to Officers and Directors without a Restricted Period under the Company’s S-8 Registration Statement filed on December 7, 2020. The remaining 1,666 shares (fiscal 2021 – 1,435) were issued to Employees and have a three-year Restricted Period.

Director Compensation Table

The compensation paid to the directors, other than the Named Executive Officers, during the Company’s most recently completed financial year is as set out below:

Name (a)	Fees earned ($) (b)	Share-based awards ($) (c)	Option-based awards ($) (d)	Non-equity incentive plan compensation ($) (e)	Pension value ($) (f)	All other compen-sation ($) (g)	Total ($) (h)
Charles Hopewell(1)	$8,500	$528	$ Nil	$ Nil	$ Nil	$ Nil	$9,028
Geoffrey Guilfoy	$12,000	$528	$ Nil	$ Nil	$ Nil	$ Nil	$12,528
Sarah Johnson	$12,000	$528	$ Nil	$ Nil	$ Nil	$ Nil	$12,528
Chris Karlin	$12,000	$528	$ Nil	$ Nil	$ Nil	$ Nil	$12,528
Michelle Walker	$12,000	$528	$ Nil	$ Nil	$ Nil	$ Nil	$12,528
Frank G. Magdlen(2)	$ Nil	$ Nil	$ Nil	$ Nil	$ Nil	$ Nil	$ NIl

(1)	Mr. Hopewell resigned from his executive officer positions as CEO and interim CFO on January 1, 2022.
(2)	Mr. Magdlen passed away on November 23, 2021.

Narrative Discussion

Other than amounts already included in the above table, the Company has no arrangements, standard or otherwise, pursuant to which directors are compensated by the Company or its subsidiaries for their services in their capacity as directors, or for committee participation, involvement in special assignments or for services as consultant or expert during the most recently completed financial year \\or subsequently, up to and including the date of this Information Circular.

The Board of Directors approved a resolution to increase the compensation for Directors other than Named Executive Officer members to $1,000 per month that became effective beginning January 1, 2019.

In November 2020, the Board of Directors approved additional compensation for Directors other than Named Executive Officer members under the Company’s Restricted Share Plan. Directors will be granted 25 common shares for each fiscal quarter of service, with the amount earned during the year to be distributed by the end of the first fiscal quarter of the following fiscal year. Directors also received a one-time grant of 225 common shares each upon the approval by the Board, with such shares distributed in December 2020. The value of the 225 shares granted to each non-executive Director was $1,980.

In October 2021, the Company issued 400 common shares to directors under the Restricted Share Plan. The value of the shares issued was $4,240.

In November 2022, the Company issued 500 common shares to directors under the Restricted Share Plan. The value of the shares issued was $2,640.

Incentive Plan Awards - Outstanding Share-Based Awards and Option-Based Awards

The following table sets forth information concerning all awards outstanding under incentive plans of the Company pursuant to which compensation that depends on achieving certain performance goals or similar conditions within a specified period, at the end of the most recently completed financial year, including awards granted before the most recently completed financial year, to each of the Directors who are not Named Executive Officers:

	Option-based Awards				Share-based Awards
Director Name (a)	Number of securities underlying unexercised options (#) (b)	Option exercise price ($) (c)	Option expiration date (d)	Value of unexercised in-the-money options ($) (e)	Number of shares or units of shares that have not vested (#) (f)	Market or payout value of share-based awards that have not vested ($) (g)
Charles Hopewell(1)	Nil	$ Nil	N/A	N/A	Nil	$ Nil
Geoffrey Guilfoy	Nil	$ Nil	N/A	N/A	Nil	$ Nil
Sarah Johnson	Nil	$ Nil	N/A	N/A	Nil	$ Nil
Chris Karlin	Nil	$ Nil	N/A	N/A	Nil	$ Nil
Michelle Walker	Nil	$ Nil	N/A	N/A	Nil	$ Nil
Frank G. Magdlen(2)	Nil	$ Nil	N/A	N/A	Nil	$ Nil

(1)	Mr. Hopewell resigned from his executive officer positions as CEO and interim CFO on January 1, 2022.
(2)	Mr. Magdlen passed away on November 23, 2021.

Incentive Plan Awards - Value Vested or Earned During the Year

An "incentive plan" is any plan providing compensation that depends on achieving certain performance goals or similar conditions within a specified period. An "incentive plan award" means compensation awarded, earned, paid or payable under an incentive plan.

The value vested or earned during the most recently completed financial year of incentive plan awards granted to Directors who are not Named Executive Officers are as follows:

Name (a)	Option-based awards – Value vested during the year ($) (b)	Share-based awards – Value vested during the year ($) (c)	Non-equity incentive plan compensation – Value earned during the year ($) (d)
Charles Hopewell(1)	$ Nil	$ Nil	$ Nil
Geoffrey Guilfoy	$ Nil	$ Nil	$ Nil
Sarah Johnson	$ Nil	$ Nil	$ Nil
Chris Karlin	$ Nil	$ Nil	$ Nil
Michelle Walker	$ Nil	$ Nil	$ Nil
Frank G. Magdlen(2)	$ Nil	$ Nil	$ Nil

(1)	Mr. Hopewell resigned from his executive officer positions as CEO and interim CFO on January 1, 2022.
(2)	Mr. Magdlen passed away on November 23, 2021.

CORPORATE GOVERNANCE

General

National Instrument 58-101 Disclosure of Corporate Governance Practices (“NI 58-101”) requires issuers to disclose the corporate governance practices that have been adopted according to guidance provided pursuant to National Policy 58-201 Corporate Governance Guidelines (“NP 58-201”).

The Board believes that good corporate governance improves corporate performance and ultimately benefits all Shareholders. The Canadian Securities Administrators (the “CSA”) have adopted NP 58-201, which provides non-prescriptive guidelines on corporate governance practices for reporting issuers. In addition, the CSA has implemented NI 58-101, which prescribes certain disclosure by reporting issuers of its corporate governance practices. This section sets out the Company’s approach to corporate governance and addresses the Company’s compliance with NI 58-101.

The Company is also subject to the requirements of the U.S. Sarbanes-Oxley Act and the requirements of NASDAQ as well as comparable requirements under Canadian provincial securities legislation, including those relating to the certification of financial and other information prepared by or under the direction of the Company’s chief executive officer and chief financial officer; oversight of the Company’s external auditors; enhanced independence criteria for audit committee members, the pre-approval of permissible non-audit services to be performed by the Company’s external auditors; and the establishment of procedures for the anonymous submission of complaints regarding the Company’s accounting practices (commonly known as whistleblower procedures). The Company has established a Whistleblower Policy which was adopted by the Board on April 10, 2008. Details of the Whistleblower Policy are posted under the heading, Investor Relations on the Company's website at www.jewettcameron.com.

The Board believes that sound corporate governance practices are essential to the effective, efficient and prudent operation of the Company and for the enhancement of shareholder value. It is anticipated that the frequency of Board meetings may be increased, and the nature of the agenda items may be changed depending upon the state of the Company’s affairs and in light of opportunities and risks which the Company may face. The directors are kept abreast of the Company’s operations at Board meetings as well as through updates, reports and discussions with management.

Pursuant to the requirements of NI 58-101, the Company is required to provide disclosure in this Information Circular of its corporate governance practices in accordance with Form 58-101F1, which are as follows.

Board of Directors

Within the meaning of NI 58-201, a majority of the members of the Company’s current Board are considered "independent". Mr. Karlin, Mr. Guilfoy, Mr. Henningsen, Ms. Johnson and Ms. Walker are considered independent. To encourage active participation from its independent members, the Board facilitates candid communication at Board meetings through open discussions and by prompting independent members for input on all issues brought before the Board.

The remaining members of the Board, Mr. Hopewell, Mr. Summers and Mr. Nasser, are considered not independent. Mr. Summers is a current officer of the Company, and Mr. Nasser and Mr. Hopewell have been an officer of the Company within the prior 3 years.

The Board provides leadership for its independent directors by ensuring that they understand their responsibilities and those of management and by encouraging the Board to work as a cohesive team.

During the most recently completed financial year, none of the existing directors or proposed directors of the Company were directors of any other reporting issuers.

The following table summarizes the attendance record of each director for each meeting of the directors from December 31, 2021 until January 11, 2023:

Name	Number of Meetings Attended	Percentage of Meetings
Charles Hopewell	10	100%
Geoffrey Guilfoy	10	100%
Sarah Johnson	9	90%
Chris Karlin	8	80%
Michael Nasser	8	80%
Michelle Walker	10	100%
Chad Summers(1)	3	100%
Mike Henningsen(2)	1	100%

(1)	Mr. Summers was appointed as a director on November 7, 2022.
(2)	Mr. Henningsen was appointed as a director on December 9, 2022.

During the past financial year ended August 31, 2022 and up to January 11, 2023, the Board also passed, by unanimous consent, written resolutions on Nil occasions executed by all of the directors.

Chairperson

The Board Chair presides at each meeting of the Board and of Shareholders, and is responsible for coordinating with management and the Corporate Secretary to ensure that documents are delivered to directors in sufficient time in advance of Board meetings for a thorough review, that matters are properly presented for consideration at meetings and that the Board has an appropriate opportunity to discuss issues at each meeting.

Charles Hopewell serves the Board Chair, but is not considered to be an independent director.  Mr. Hopewell is a former executive officer of the Company that has been employed by the Company within the last 3 years and is therefore not considered to be an independent director

Board Mandate

At the present time, the Board has not adopted a formal written mandate. The Board is responsible for the general supervision and management of the Company and its business. Throughout the year, the Board discharges its responsibilities directly or through its standing committees, the Audit Committee and Compensation Committee. The Board meets on a regular basis during which it reviews current business operations, corporate governance procedures and the financial results of the Company.

The fundamental responsibility of the Board is to appoint a competent executive team, approve a strategic compensation plan, and to oversee the management of the business in accordance with the British Columbia Business Corporations Act, and with a view to maximizing shareholder value and ensuring corporate conduct in an ethical and legal manner via an appropriate system of corporate governance and internal controls. The Board is also charged with approving guidelines, policies and goals for the Company.

Committees of the Board

The Board has established the following committees comprised of the current members, and through the year ended August 31, 2022, was chaired by the individuals set out in the following table:

Committee	Members
Audit Committee	Chris Karlin. Geoffrey Guilfoy (Chair) and Sarah Johnson
Compensation Committee	Chris Karlin (Chair). Geoffrey Guilfoy and Sarah Johnson
Corporate Governance	Michelle Walker (Chair), and Sarah Johnson

Each committee is comprised of directors considered to be independent. A detailed description of the Audit Committee can be found below. The Compensation Committee reviews the compensation payable to the executive officers of the Company and provides recommendations to the Board regarding same. The Corporate Governance Committee devises and recommends to the Board best corporate governance practices, including social (ESG) policies.

Position Descriptions

The Board has not yet prepared written descriptions for the positions of Chair of the Board and the Chief Executive Officer. The Chair of the Board presides over all meetings of the directors and shareholders, initiates the calling of directors' meetings and sets the agenda for directors' meetings as well as acts as a liaison between the Board and other members of management. The Chief Executive Officer’s primary role is to manage the Company in an effective, efficient and forward-looking way, to fulfill the priorities, goals and objectives as determined by the Board and within the context of the Company's plans, and responsibilities, with a view to increasing shareholder value. The Chief Executive Officer reports directly and is responsible to the Board.

Further, the Board has not yet adopted position descriptions for the chair of the Audit Committee and Compensation Committee. However, the chair of the Audit Committee, Compensation Committee, and Corporate Governance Committee is responsible on an informal basis for ensuring that an agenda is set for each applicable meeting and that each Committee properly discharges its mandate.

Orientation and Continuing Education

The Board is responsible for establishing measures in connection with the orientation of new Board members regarding the role of the Board, its directors, any applicable committees of the Board and the nature and operation of the Company’s business. From time to time, the Board will consider making recommendations regarding the provision of continuing education for its Board members.

When new directors are appointed, they receive orientation, commensurate with their previous experience, on the Company’s properties and on director responsibilities.

Board meetings may also include presentations by the Company’s management and employees to give the directors additional insight into the Company’s business. In addition, management of the Company makes itself available to discussions with all Board members.

Code of Business Conduct and Ethics

The Company and the Board are committed to maintaining the highest standards of business conduct and ethics. Toward this end, the Board has adopted a formal code of business conduct and ethics for its directors and officers (the "Code of Ethics"), which reflects the business practices and principles of behaviour that support this commitment and in respect of which it monitors compliance. The Code of Ethics is available under the heading, Investor Relations on the Company's website at www.jewettcameron.com. A copy of the Code of Ethics is also available upon request from the Company’s head office, North Plains, Oregon. Since its implementation on April 10, 2008, there have been no material deviations from the Code of Ethics which may require the filing of a material change report.

Nomination of directors

The Board is comprised of a majority of independent directors and is responsible for, amongst other things, the identification of new candidates for nomination to the Board. Presently, the Board analyzes the needs of the Board when a vacancy arises and identifies and recommends potential candidates for consideration as Board members. In order to encourage an objective nomination process, the Board may from time to time seek outside assistance. The Board has no standing nominating committee.

Compensation

The Compensation Committee is responsible for, among other things, making recommendations regarding the appropriate level of compensation payable to the Company’s directors and executive officers. The process by which the Compensation Committee determines executive compensation is set out under "Compensation of Executive Officers".

The current members of the Compensation Committee are Chris Karlin. Geoffrey Guilfoy and Sarah Johnson. All of the members are "independent directors" as defined under applicable Canadian securities laws at the relevant times.

During the most recently completed financial year ended August 31, 2022, the Company paid a cash consideration to certain directors of the Company for director's services during the financial year ended August 31, 2022: Charles Hopewell $8,500 (August 31, 2021 - $Nil), Geoffrey Guilfoy, $12,000 (August 31, 2021: $12,000), Sarah Johnson $12,000 (August 31, 2021: $12,000), Chris Karlin $12,000 (August 31, 2021: $12,000), Michelle Walker $12,000 (August 31, 2021: $2,000), and Frank G. Magdlen, $Nil (August 31, 2021: $9,000).

In fiscal 2020, the Board of Directors voted to terminate the Company’s stock option plan. The Company has granted no incentive stock options to directors, including directors who are Named Executive Officers (as defined herein) during the most recently completed financial year ended August 31, 2022 (August 31, 2021: Nil).

Subsequent to the end of fiscal 2021, the Board of Directors approved additional compensation for Directors other than Named Executive Officer members under the Company’s Restricted Share Plan. Directors will be granted 25 common shares for each fiscal quarter of service, with the amount earned during the year to be distributed by the end of the first fiscal quarter of the following fiscal year.

Board Assessments

The Chair of the Board will provide oversight on the evaluation of the Board, and of its committees as applicable. The Chair will receive comments from all directors and reports to the Board, as necessary. All directors are free to make suggestions on the improvement of the Board’s practices at any time and are encouraged to do so.

On an annual basis, the Chair of the Board is responsible for reviewing the requisite skills and characteristics of prospective Board members as well as the composition of the Board as a whole.

Other Board Committees

The Board has no other standing committees other than the Audit and Compensation Committees.

Assessments

The Board monitors the adequacy of information given to directors, communication between the Board and management, and the strategic direction and processes of the Board and its committees.

Director Term Limits

The Company has not set director term limits, nor provided any formal mechanism of Board renewal. However, on a technical level, each director’s term ends no later than the next annual Shareholders’ meeting. The Company considers that a fixed term of office or a formal mechanism for Board renewal is not an efficient or appropriate manner to guarantee Board performance. In selecting candidates for composition of the Board, the Company favours the intrinsic qualities sought after in a director (whether male or female), such as management experience, leadership, career success, understanding of financial questions, knowledge of the Company, its business and industry, reputation, and complementarities with the other members of the Board and the management.

In addition, the Company is of the opinion that limiting the duration of director terms could deprive the Company of the benefit of continuity, and the knowledge and experience of the Company and its business, which long-time directors would have.

Gender Diversity on the Board of Directors and Senior Management

The Company believes that a Board made up of highly qualified individuals from diverse backgrounds promotes better corporate governance, performance and effective decision-making. While the Company has not adopted a specific policy regarding Board or executive diversity, including the level of representation of women on the Board and in management, in selecting candidates for such positions, the Company gives appropriate consideration to women along with a variety of other factors including the skills, qualities, experience and expertise to find the best candidate to be an effective member of the Board and/or in executive officer positions.

The Board has not, at this time, adopted any fixed targets or quotas relating to the representation of women on the Board or in executive officer positions as it does not believe that quotas or a formulaic approach, or a specific policy, necessarily result in the identification or selection of the best candidates.

Currently, the Company has two women, Ms. Johnson and Ms. Walker, serving on its Board (28.6%), but no women that are executive officers (0%).

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

401(k) Plan

The Company has a deferred compensation 401(k) plan (the "401(k) Plan") to allow for a non-elective discretionary contribution based on the first $60,000 of eligible income.

The Company’s aggregate contribution to the 401(k) Plan for the following five financial years each ended August 31, was:

2018	2019	2020	2021	2022
$363,606	$295,557	$439,368	$530,311	$516,991

There are no un-funded liabilities.

The contributions for the following Named Executive Officers for the following five financial years ended August 31 were:

Name	2018	2019	2020	2021	2022
Donald M. Boone(1)(2)	Nil	Nil	Nil	Nil	Nil
Michael C. Nasser	$10,000	$9,000	$14,850	$14,400	$14,400
Charles Hopewell(1)	$5,167	$9,000	$28,600	$29,600	$29,600
Chad Summers(3)	N/A	N/A	N/A	N/A	$23,100
Mitch Van Domelen(3)	N/A	N/A	N/A	N/A	$19,106

(1)	Messrs. Boone and Hopewell all served in the capacity of CFO of the Company. Mr. Boone was CFO from June 2015 to February 2017 and Mr. Hopewell was Interim CFO from February 2017 to January 2022.
(2)	Mr. Boone passed away on May 9, 2019.
(3)	Chad Summers and Mitch Van Domelen were appointed as CEO and CFO, respectively, on January 1, 2022.

Restricted Share Plan

The Company has a Restricted Share Plan (the “RSA Plan”) as approved by shareholders on February 8, 2019. The RSA Plan allows the Company to grant, from time to time, restricted shares as compensation to directors, officers, employees and consultants of the Company. The Restricted Shares are subject to restrictions, including the period under which the shares will be restricted (the “Restricted Period”) and subject to forfeiture which is determined by the Board at the time of the grant. The recipient of Restricted Shares is entitled to all of the rights of a shareholder, including the right to vote such shares and the right to receive any dividends, except that the shares granted under the RSA Plan are non-transferable during the Restricted Period.

The maximum number of Common Shares reserved for issuance under the RSA Plan will not exceed 1% of the then issued and outstanding number of Common Shares at the time of the grant. As of August 31, 2022, the maximum number of shares available to be issued under the RSA Plan was 20.361.

During the second quarter of fiscal 2021 ended February 28, 2021, the Board of Directors set the compensation for members of the Board under the Plan. Non-executive directors will be granted 25 common shares for each quarter of service, with the cumulative amount of shares earned each fiscal year to be granted shortly after the close of that fiscal year. Non-executive Directors also received a one-time initial grant of 225 common shares which were issued in December 2020.

During the year ended August 31, 2022 the Company issued 6,181 common shares to Officers, Directors and Employees under the Restricted Share Plan. 4,515 of these shares were issued to Officers and Directors without a Restricted Period under the Company’s S-8 Registration Statement filed on December 7, 2020. The remaining 1,666 shares were issued to Employees and have a three-year Restricted Period.

Other Equity Compensation Plans

The following table sets forth securities of the Company that are authorized for issuance under equity compensation plans as at the end of the Company’s most recently completed fiscal year:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by securityholders	N/A	N/A	N/A
Equity compensation plans not approved by securityholders	N/A	N/A	N/A
Total	N/A	N/A	N/A

INDEBTEDNESS OF DIRECTORS AND EXECUTIVE OFFICERS

Except as set out below, no director, executive officer, employee or former director, executive officer or employee of the Company was indebted to the Company as at the date hereof or at any time during the most recently completed financial year of the Company. None of the proposed nominees for election as a director of the Company, or any associate of any director, executive officer or proposed nominee, was indebted to the Company as at the date hereof or at any time during the most recently completed financial year of the Company.

The Company has not provided any guarantees, support agreements, letters of credit or other similar arrangement or understanding for any indebtedness of any of the Company’s directors, executive officers, proposed nominees for election as a director, or associates of any of the foregoing individuals as at the date hereof or at any time during the most recently completed financial year of the Company.

INTEREST OF INFORMED PERSONS IN MATERIAL TRANSACTIONS

An “informed person” means: (a) a director or executive officer of the Company; (b) a director or executive officer of a person or company that is itself an informed person or subsidiary of the Company; (c) any person or company who beneficially owns, directly or indirectly, voting securities of the company or who exercises control or direction over voting securities of the Company or a combination of both carrying more than 10% of the voting rights other than voting securities held by the person or company as underwriter in the course of a distribution; and (d) the Company itself, if and for so long as it has purchased, redeemed or otherwise acquired any of its shares. Since the commencement of the Company’s most recently completed financial year, no informed person of the Company, nominee for director or any associate or affiliate of an informed person or nominee, had any material interest, direct or indirect, in any transaction, in any transaction or any proposed transaction which has materially affected or would materially affect the Company or any of its subsidiaries.

MANAGEMENT CONTRACTS

There are no management functions of the Company or any of its subsidiaries which are to any substantial degree performed by a person or company other than by the directors or executive officers of the Company or its subsidiaries.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” FIXING THE NUMBER OF DIRECTORS AT EIGHT (8) AND A VOTE “FOR” EIGHT (8) MANAGEMENT NOMINEES FOR THE BOARD OF DIRECTORS OF THE COMPANY UP AND UNTIL THE CONCLUSION OF THE NEXT ANNUAL GENERAL MEETING OF SHAREHOLDERS.

PROPOSAL THREE
RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

Management recommends that Shareholders vote to ratify the re-appointment of Davidson & Company LLP, Chartered Accountants, of 1200 – 609 Granville Street, P.O. Box 10372, Pacific Centre, Vancouver, British Columbia, as independent auditors for the Company and to authorize the directors to fix their remuneration. Davidson & Company LLP has served as the Company's auditors since July 1987. See "External Auditor Service Fees" under "Audit Committee And Relationship With Auditor".

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RE-APPOINTMENT OF DAVIDSON & COMPANY LLP, CHARTERED ACCOUNTANTS, AS JEWETT-CAMERON'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING AUGUST 31, 2023 AND TO AUTHORIZE THE DIRECTORS TO FIX THE REMUNERATION OF SAID AUDITORS.

PROPOSAL FOUR
RATIFICATION OF ACTS AND DEEDS OF DIRECTORS

Shareholders will be requested to confirm, ratify and approve all acts, deeds and business done by, and the proceedings of, the directors and officers of the Company on behalf of the Company during the preceding year.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF ALL ACTS, DEEDS AND BUSINESS DONE BY, AND PROCEEDINGS OF, THE DIRECTORS AND OFFICERS OF THE COMPANY ON BEHALF OF THE COMPANY DURING THE PRECEDING YEAR.

PROPOSAL FIVE

ADVISORY VOTE ON THE APPROVAL OF EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and Section 14A of the Securities Exchange Act of 1934 (the "Exchange Act") entitle the Company's shareholders to vote to approve, on an advisory basis, the compensation of the Company's named executive officers as disclosed in this Information Circular pursuant to the SEC’s rules.

The Company's executive compensation programs are designed to (1) motivate and retain executive officers, (2) reward the achievement of the Company's short-term and long-term performance goals, (3) establish an appropriate relationship between executive pay and short-term and long-term performance, and (4) align executive officers’ interests with those of the Company's shareholders. Under these programs, the Company's executive officers are rewarded for the achievement of financial operating goals and the realization of increased shareholder value. Please read the section herein entitled “Compensation of Executive Officers” for additional details about the Company's executive compensation programs, including information about the fiscal year 2021 compensation of the Company's named executive officers.

The Board of Directors continually reviews the compensation programs for the Company's executive officers to ensure they achieve the desired goals of aligning the Company's executive compensation structure with the interests of the Company's shareholders and current market practices.

The Company is asking shareholders to indicate their support for the Company's named executive officer compensation as disclosed in this Information Circular. This proposal, commonly known as a “say-on-pay” proposal, gives the Company's shareholders the opportunity to express their views on the Company's executive compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of the Company's named executive officers and the philosophy, policies and practices described in this Information Circular. Accordingly, the Company asks its shareholders to vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the compensation paid to the Company's named executive officers, as disclosed in the Company's Information Circular for the 2023 Annual Meeting of Shareholders pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion, is hereby APPROVED.”

The say-on-pay vote is advisory, and therefore not binding on the Company. The Company's Board of Directors value the opinions of the Company's shareholders and to the extent there is any significant vote against the named executive officer compensation as disclosed in this Information Circular, the Company will consider the concerns of the shareholders and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ADVISORY VOTE ON THE APPROVAL OF EXECUTIVE COMPENSATION.

PROPOSAL SIX

ADVISORY VOTE ON THE FREQUENCY OF HOLDING AN ADVISORY VOTE ON EXECUTIVE COMPENSATION

In addition to the advisory approval of the Company's executive compensation program, the Company is also holding a non-binding advisory vote by shareholders on the frequency with which shareholders would have an opportunity to hold an advisory vote on the Company's executive compensation program. The Company has included this proposal among the items to be considered at the Meeting pursuant to the requirements of Section 14A of the Exchange Act. The Company is providing shareholders the option of selecting a frequency of one, two or three years, or withholding. For the reasons described below, the Company recommends that shareholders select a frequency of one year.

After careful consideration, our Board of Directors has determined that an advisory vote on executive compensation that occurs annually is the most appropriate choice for the Company. In formulating its recommendation, our Board considered that an annual advisory vote on executive compensation will allow shareholders to provide us with their direct input on our compensation philosophy, policies and practices as disclosed in the proxy statement and information circular every year.

The Company recognizes that shareholders may have different views as to the best approach for the Company, and therefore the Company and Board of Directors encourage shareholders to express their preferences as to the frequency of an advisory vote on the compensation of our named executive officers.

This vote is advisory and not binding on the Company or the Board of Directors, but the Board of Directors will take into account the outcome of the vote when making decisions about how often the Company conducts advisory votes on the compensation of our named executive officers.

The proxy card provides shareholders with the opportunity to choose among four options (holding the vote every one, two or three years, or withholding) and, therefore, shareholders will not be voting to approve or disapprove the recommendation of the Board of Directors.

The option of one year, two years or three years that receives the highest number of votes cast by shareholders will be the frequency of the advisory vote on executive compensation that has been selected by shareholders. However, because this vote is advisory and not binding on the Board of Directors or the Company, the Board may decide that it is in the best interests of the Company's shareholders and the Company to hold an advisory vote on executive compensation more or less frequently than the option most selected by shareholders.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR A "ONE-YEAR" FREQUENCY FOR HOLDING AN ADVISORY VOTE ON EXECUTIVE COMPENSATION.

PROPOSAL SEVEN
PERMITTED AMENDMENTS TO OR VARIATIONS OF

Shareholders will be requested to consider any permitted amendments to or variations of any matter identified in the accompanying Notice, which may arise and be permitted by the Chair, at the Chair's discretion.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF ANY PERMITTED AMENDMENTS TO OR VARIATIONS OF ANY MATTER IDENTIFIED IN THE NOTICE.

PROPOSAL EIGHT
OTHER MATTERS

The Company knows of no other matters that are likely to be brought before the Meeting. If, however, other matters not presently known or determined properly come before the Meeting, the persons named as Proxyholders on the accompanying Proxy or their substitutes will vote such Proxy with respect to such matters in accordance with their discretion.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF VOTING ON ANY OTHER MATTERS THAT MAY COME PROPERLY BEFORE THE MEETING AT THE DISCRETION OF THE PROXYHOLDERS.

PROPOSALS OF SHAREHOLDERS

Meeting Materials sent to Beneficial Shareholders who have not waived the right to receive Meeting Materials are accompanied by a Voting Instruction Form (“VIF”). This VIF is provided instead of a Proxy. By returning the VIF in accordance with instructions as provided on it, a Non-Registered Shareholder is able to instruct the Registered Shareholder how to vote on behalf of the Non-Registered Shareholder. VIF’s, whether provided by the Company or by an Intermediary, should be completed and returned in accordance with the specific instructions noted on the VIF.

In either case, the purpose of this procedure is to permit Non-Registered Shareholders to direct the voting of the shares which they beneficially own. Non-Registered Shareholders receiving a VIF cannot use that form to vote common shares directly at the Meeting - Non-Registered Shareholders should carefully follow the instructions set out in the VIF including those regarding when and where the VIF is to be delivered. Should a Non-Registered Shareholder who receives a VIF wish to attend the Meeting or have someone else attend on their behalf, the Non-Registered Shareholder may request a legal proxy as set forth in the VIF, which will grant the Non-Registered Shareholder or their nominee the right to attend and vote at the Meeting.

Proposals which shareholders wish to be considered for inclusion in the Information Circular and proxy card for the 2023 Annual General Meeting of Shareholders must be received by the Corporate Secretary of the Company on or before August 31, 2022, and must comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended, and Division 7 of Part 5 of the Business Corporations Act (British Columbia).

ANNUAL REPORT ON FORM 10-K

A copy of the Company's combined Annual Report to Shareholders and Annual Report on Form 10-K for the year ended August 31, 2022 accompanies this Information Circular. Additional copies will be furnished upon request and without charge to Beneficial Shareholders or Registered Shareholders by contacting Investor Relations, c/o Jewett-Cameron Trading Company Ltd., PO Box 1010, North Plains, Oregon USA 97133.

ADDITIONAL INFORMATION

Additional information relating to the Company is available on SEDAR at www.sedar.com or EDGAR at www.sec.gov.

Financial information on the Company is provided in the Company's comparative financial statements and the accompanying management's discussion and analysis for the most recently completed financial year ended August 31, 2022. Printed copies of the Company's financial statements and the accompanying management's discussion and analysis may be obtained upon request from the Company, PO Box 1010, North Plains, Oregon, USA 97133, and are available for online viewing through the Company's SEDAR profile at www.sedar.com or on the SEC database at www.sec.gov.

APPROVAL AND CERTIFICATION

The contents of this Information Circular have been approved and this mailing has been authorized by the Directors of the Company.

Where information contained in this Information Circular, rests specifically within the knowledge of a person other than the Company, the Company has relied upon information furnished by such person.

The foregoing contains no untrue statement of material fact and does not omit to state a material fact that is required to be stated or that is necessary to make a statement not misleading in the light of the circumstances in which it was made.

Dated at Vancouver, British Columbia, this 11th day of January 2023.

/s/ Chad Summers

Chad Summers
President, CEO and Director

SCHEDULE A

JEWETT-CAMERON TRADING COMPANY LTD.
(the “Company”)

AUDIT COMMITTEE CHARTER

Purpose of the Committee

The purpose of the Audit Committee (the “Committee”) of the Board of the Company is to provide an open avenue of communication between management, the Company’s independent auditors and the Board and to assist the Board in its oversight of:

(a)

the integrity, adequacy and timeliness of the Company’s financial reporting and disclosure practices;

(b)

the Company’s compliance with legal and regulatory requirements related to financial reporting; and

(c)

the independence and performance of the Company’s independent auditors.

The Committee shall also perform any other activities consistent with this Charter, the Company’s Articles and governing laws as the Committee or Board deems necessary or appropriate.

The Committee shall consist of at least three directors. Members of the Committee shall be appointed by the Board and may be removed by the Board in its discretion. The members of the Committee shall elect a Chair from among their number. A majority of the members of the Committee must not be officers or employees of the Company or of an affiliate of the Company. The quorum for a meeting of the Committee is a majority of the members who are not officers or employees of the Company or of an affiliate of the Company. With the exception of the foregoing quorum requirement, the Committee may determine its own procedures.

The Committee’s role is one of oversight. Management is responsible for preparing the Company’s financial statements and other financial information and for the fair presentation of the information set forth in the financial statements in accordance with generally accepted accounting principles (“GAAP”). Management is also responsible for establishing internal controls and procedures and for maintaining the appropriate accounting and financial reporting principles and policies designed to assure compliance with accounting standards and all applicable laws and regulations.

The independent auditors’ responsibility is to audit the Company’s financial statements and provide their opinion, based on their audit conducted in accordance with generally accepted auditing standards, that the financial statements present fairly, in all material respects, the financial position, results of operations and cash flows of the Company in accordance with GAAP.

The Committee is responsible for recommending to the Board the independent auditors to be nominated for the purpose of auditing the Company’s financial statements, preparing or issuing an auditor’s report or performing other audit, review or attest services for the Company, and for reviewing and recommending the compensation of the independent auditors. The Committee is also directly responsible for the evaluation of and oversight of the work of the independent auditors. The independent auditors shall report directly to the Committee.

Authority and Responsibilities

In addition to the foregoing, in performing its oversight responsibilities the Committee shall:

1.

Monitor the adequacy of this Charter and recommend any proposed changes to the Board.

2.

Review the appointments of the Company’s Chief Financial Officer and any other key financial executives involved in the financial reporting process.

3.

Review with management and the independent auditors the adequacy and effectiveness of the Company’s accounting and financial controls and the adequacy and timeliness of its financial reporting processes.

4.

Review with management and the independent auditors the annual financial statements and related documents and review with management the unaudited quarterly financial statements and related documents, prior to filing or distribution, including matters required to be reviewed under applicable legal or regulatory requirements.

5.

Where appropriate and prior to release, review with management any news releases that disclose annual or interim financial results or contain other significant financial information that has not previously been released to the public.

6.

Review the Company’s financial reporting and accounting standards and principles and significant changes in such standards or principles or in their application, including key accounting decisions affecting the financial statements, alternatives thereto and the rationale for decisions made.

7.

Review the quality and appropriateness of the accounting policies and the clarity of financial information and disclosure practices adopted by the Company, including consideration of the independent auditors’ judgment about the quality and appropriateness of the Company’s accounting policies. This review may include discussions with the independent auditors without the presence of management.

8.

Review with management and the independent auditors significant related party transactions and potential conflicts of interest.

9.

Pre-approve all non-audit services to be provided to the Company by the independent auditors.

10.

Monitor the independence of the independent auditors by reviewing all relationships between the independent auditors and the Company and all non-audit work performed for the Company by the independent auditors.

11.

Establish and review the Company’s procedures for the:

(a)

receipt, retention and treatment of complaints regarding accounting, financial disclosure, internal controls or auditing matters; and

(b)

confidential, anonymous submission by employees regarding questionable accounting, auditing and financial reporting and disclosure matters.

12.

Conduct or authorize investigations into any matters that the Committee believes is within the scope of its responsibilities. The Committee has the authority to retain independent counsel, accountants or other advisors to assist it, as it considers necessary, to carry out its duties, and to set and pay the compensation of such advisors at the expense of the Company.

13.

Perform such other functions and exercise such other powers as are prescribed from time to time for the audit committee of a reporting company in Parts 2 and 4 of Multilateral Instrument 52-110 of the Canadian Securities Administrators, the Business Corporations Act (British Columbia) and the Articles of the Company.

JEWETT-CAMERON TRADING COMPANY LTD.

Computershare

000001

Mr A Sample
Designation (if any)
Add1
Add2
add3
add4
add5
add6

Security Class
COMMON

Holder Account Number

C1234567890 XXX

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Form of Proxy - Annual General Meeting to be held on February 17, 2023

This Form of Proxy is solicited by and on behalf of Management.

Notes to proxy

1. **Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting or any adjournment or postponement thereof. If you wish to appoint a person or company other than the Management Nominees whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse).**
2. If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you may be required to provide documentation evidencing your power to sign this proxy with signing capacity stated.
3. This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy.
4. If a date is not inserted in the space provided on the reverse of this proxy, it will be deemed to bear the date on which it was mailed to the holder by Management.
5. **The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, and the proxy appoints the Management Nominees listed on the reverse, this proxy will be voted as recommended by Management.**
6. The securities represented by this proxy will be voted in favour, or withheld from voting, or voted against each of the matters described herein, as applicable, in accordance with the instructions of the holder, on any ballot that may be called for. If you have specified a choice with respect to any matter to be acted on, the securities will be voted accordingly.
7. This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of Meeting and Management Information Circular or other matters that may properly come before the meeting or any adjournment or postponement thereof, unless prohibited by law.
8. This proxy should be read in conjunction with the accompanying documentation provided by Management.

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Proxies submitted must be received by 10:00 am, Pacific Standard Time, on February 15, 2023.

VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK!

To Vote Using the Telephone

- Call the number listed BELOW from a touch tone telephone.

1-866-732-VOTE (8683) Toll Free

To Vote Using the Internet

- Go to the following web site: www.investorvote.com
- **Smartphone?**
  Scan the QR code to vote now.

If you vote by telephone or the Internet, DO NOT mail back this proxy.

Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual.
Voting by mail or by Internet are the only methods by which a holder may appoint a person as proxyholder other than the Management Nominees named on the reverse of this proxy. Instead of mailing this proxy, you may choose one of the two voting methods outlined above to vote this proxy.

To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER listed below.

CONTROL NUMBER 123456789012345

01VL8A

CPUQC01.E.INT/000001/i1234

MR SAM SAMPLE

C1234567890

XXX 123

Appointment of Proxyholder

I/We being holder(s) of securities of Jewett-Cameron Trading Company Ltd. (the "Company") hereby appoint: Charles E. Hopewell, Director and Chairman, or failing this person, Geoff Guilfoy, a Director of the Company (the "Management Nominees")

OR

Print the name of the person you are appointing if this person is someone other than the Management Nominees listed herein.

as my/our proxyholder with full power of substitution and to attend, act and to vote for and on behalf of the holder in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and on all other matters that may properly come before the Annual General Meeting of shareholders of the Company to be held by audio/video conference, on February 17, 2023 at 10:00 am (Pacific Standard Time), and at any adjournment or postponement thereof.

VOTING RECOMMENDATIONS ARE INDICATED BY HIGHLIGHTED TEXT OVER THE BOXES.

	For	Against
1. Number of Directors To set the number of Directors at eight (8).	☐	☐

2. Election of Directors

	For	Withhold		For	Withhold		For	Withhold
01. Charles E. Hopewell	☐	☐	02. Geoff Guilfoy	☐	☐	03. Sarah Johnson	☐	☐
04. Chris Karlin	☐	☐	05. Michael C. Nasser	☐	☐	06. Michelle Walker	☐	☐
07. Chad Summers	☐	☐	08. Mike Henningsen	☐	☐			

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	For	Withhold
3. Appointment of Auditors Appointment of Davidson & Company LLP, Chartered Accountants as Auditors of the Company for the ensuing year and authorizing the Directors to fix their remuneration.	☐	☐

	For	Against
4. Acts of Deeds of Directors and Officers To confirm, ratify and approve all actions of the Directors and Officers carried out on behalf of the Company during the preceding year.	☐	☐
5. Advisory Vote on the Approval of Executive Compensation To approve, on an advisory basis, on the compensation of the Company's Named Executive Officers.	☐	☐

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	For	Against
7. Permitted Amendments and Variations To consider any permitted amendments to or variations of any matter identified in the Notice of the Meeting.	☐	☐
8. Transact Other Business To transact such further or other business as may properly come before the Meeting and any adjournment or postponement thereof.	☐	☐

Signature of Proxyholder

Signature(s) **Date**

I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. **If no voting instructions are indicated above, and the proxy appoints the Management Nominees, this Proxy will be voted as recommended by Management.**

MM / DD / YY

Interim Financial Statements – Mark this box if you would like to receive Interim Financial Statements and accompanying Management's Discussion and Analysis by mail. ☐

Annual Financial Statements – Mark this box if you would like to receive the Annual Financial Statements and accompanying Management's Discussion and Analysis by mail. ☐

If you are not mailing back your proxy, you may register online to receive the above financial report(s) by mail at www.computershare.com/mailinglist.

J C T Q 3 4 6 8 2 2 X X X X A R 1 999999999999

01VL9A

JEWETT-CAMERON TRADING COMPANY LTD.

Computershare

000001

Mr A Sample
Designation (if any)
Add1
Add2
add3
add4
add5
add6

Security Class
COMMON

Holder Account Number

C1234567890 XXX

Intermediary

XXX

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Voting Instruction Form ("VIF") - Annual General Meeting to be held on February 17, 2023

NON-REGISTERED (BENEFICIAL) SECURITYHOLDERS

1. We are sending to you the enclosed proxy-related materials that relate to a meeting of the holders of the series or class of securities that are held on your behalf by the intermediary identified above. Unless you attend the meeting and vote in person, your securities can be voted only by management, as proxy holder of the registered holder, in accordance with your instructions.
2. **We are prohibited from voting these securities on any of the matters to be acted upon at the meeting without your specific voting instructions.** In order for these securities to be voted at the meeting, **it will be necessary for us to have your specific voting instructions.** Please complete and return the information requested in this VIF to provide your voting instructions to us promptly.
3. If you want to attend the meeting and vote in person, please write your name in the place provided for that purpose in this form. You can also write the name of someone else whom you wish to attend the meeting and vote on your behalf. Unless prohibited by law, the person whose name is written in the space provided will have full authority to present matters to the meeting and vote on all matters that are presented at the meeting, even if those matters are not set out in this form or the information circular. Consult a legal advisor if you wish to modify the authority of that person in any way. If you require help, please contact the Registered Representative who services your account.
4. **This VIF should be signed by you in the exact manner as your name appears on the VIF. If these voting instructions are given on behalf of a body corporate set out the full legal name of the body corporate, the name and position of the person giving voting instructions on behalf of the body corporate and the address for service of the body corporate.**
5. If a date is not inserted in the space provided on the reverse of this VIF, it will be deemed to bear the date on which it was mailed by management to you.
6. **When properly signed and delivered, securities represented by this VIF will be voted as directed by you, however, if such a direction is not made in respect of any matter, and the VIF appoints the Management Nominees, the VIF will direct the voting of the securities to be made as recommended in the documentation provided by Management for the meeting.**
7. Unless prohibited by law, this VIF confers discretionary authority on the appointee to vote as the appointee sees fit in respect of amendments or variations to matters identified in the notice of meeting or other matters as may properly come before the meeting or any adjournment thereof.
8. By providing voting instructions as requested, you are acknowledging that you are the beneficial owner of, and are entitled to instruct us with respect to the voting of, these securities.
9. If you have any questions regarding the enclosed documents, please contact the Registered Representative who services your account.
10. This VIF should be read in conjunction with the information circular and other proxy materials provided by Management.

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VIFs submitted must be received by 10:00 am, Pacific Standard Time, on February 15, 2023.

VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK!

To Vote Using the Telephone

- Call the number listed BELOW from a touch tone telephone.

1-866-734-VOTE (8683) Toll Free

To Vote Using the Internet

- Go to the following web site: www.investorvote.com
- **Smartphone?** Scan the QR code to vote now.

If you vote by telephone or the Internet, DO NOT mail back this VIF.

Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual.
Voting by mail or by Internet are the only methods by which a holder may choose an appointee other than the Management appointees named on the reverse of this VIF. Instead of mailing this VIF, you may choose one of the two voting methods outlined above to vote this VIF.

To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER listed below.

CONTROL NUMBER 123456789012345

01VLAA

CPUQC01.E.INT/000001/i1234

MR SAM SAMPLE

C1234567890

XXX 123

Appointee(s)

I/We being holder(s) of securities of Jewett-Cameron Trading Company Ltd. (the "Company") hereby appoint: Charles E. Hopewell, Director and Chairman, or failing this person, Geoff Guilfoy, a Director of the Company (the "Management Nominees")

OR

If you wish to attend in person or appoint someone else to attend on your behalf, print your name or the name of your appointee in this space (see Note #3 on reverse).

as my/our appointee to attend, act and to vote in accordance with the following direction (or if no directions have been given, as the appointee sees fit) and on all other matters that may properly come before the Annual General Meeting of shareholders of the Company to be held by audio/video conference, on February 17, 2023 at 10:00 am (Pacific Standard Time), and at any adjournment or postponement thereof.

VOTING RECOMMENDATIONS ARE INDICATED BY HIGHLIGHTED TEXT OVER THE BOXES.

For | Against

1. Number of Directors

To set the number of Directors at eight (8).

2. Election of Directors

	For	Withhold		For	Withhold		For	Withhold
01. Charles E. Hopewell			02. Geoff Guilfoy			03. Sarah Johnson		
04. Chris Karlin			05. Michael C. Nasser			06. Michelle Walker		
07. Chad Summers			08. Mike Henningsen					

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For | Withhold

3. Appointment of Auditors

For | Against

4. Acts of Deeds of Directors and Officers

5. Advisory Vote on the Approval of Executive Compensation

1 Year | 2 Years | 3 Years | Abstain

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For | Against

7. Permitted Amendments and Variations

8. Transact Other Business

To transact such further or other business as may properly come before the Meeting and any adjournment or postponement thereof.

Authorized Signature(s) - This section must be completed for your instructions to be executed.

I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any VIF previously given with respect to the Meeting. **If no voting instructions are indicated above, and the VIF appoints the Management Nominees, this VIF will be voted as recommended by Management.**

Signature(s)

Date

MM / DD / YY

Interim Financial Statements – Mark this box if you would like to receive Interim Financial Statements and accompanying Management's Discussion and Analysis by mail.

Annual Financial Statements – Mark this box if you would like to receive the Annual Financial Statements and accompanying Management's Discussion and Analysis by mail.

If you are not mailing back your VIF, you may register online to receive the above financial report(s) by mail at www.computershare.com/mailinglist.

J C T Q 3 4 6 8 2 2 X X X X A R 1 999999999999

01VLBA